SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITITES EXCHANGE ACT OF 1934

                                DATE OF REPORT
               (Date of earliest event reported):  JUNE 30, 2003


                   KERZNER INTERNATIONAL NORTH AMERICA, INC.
            (Exact name of registrant as specified in its charter)


          DELAWARE                        1-4748                59-0763055
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)      (IRS EMPLOYER
     OF INCORPORATION)                                   INDENTIFICATION NUMBER)


                          1000 SOUTH PINE ISLAND ROAD
                           PLANTATION, FLORIDA 33324
             (Address of principal executive offices and Zip code)

                                (954) 809-2000
             (Registrant's telephone number, including area code)






This Current Report on Form 8-K is expressly incorporated by reference into the Registration Statement on Form F-3 filed by Kerzner International Limited on May 23, 2002, File No. 333-88854.







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ITEM 5 - OTHER EVENTS

This report relates to the recently announced changes in accounting by Trading Cove Associates ("TCA"), a Connecticut general partnership in which Kerzner International Limited ("Kerzner") and Waterford Gaming, L.L.C. ("Waterford") are each 50% general partners. On May 21, 2003, Kerzner and Waterford announced changes in TCA's accounting related to the timing of recognition of certain liabilities owed to Kerzner and Waterford and their affiliates. The changes are described in the Form 6-K filed by Kerzner on May 21, 2003 (the "Kerzner Form 6-K"), and resulted in the restatement by TCA and Waterford of historically reported financial results. Waterford's restated financials are included in its Form 10-K/A and Form 10-Q/A filed on June 5, 2003.

As stated in the Kerzner Form 6-K and in Kerzner's Form 20-F for the year ended December 31, 2002, based on its analysis to date of currently available information, Kerzner has determined that the restatement of TCA's financial statements will not have a material impact on Kerzner's financial statements for any prior year or in the aggregate and, accordingly, Kerzner does not anticipate restating any of its historical financial statements.

However, Kerzner intends to restate the 2000, 2001 and 2002 financial results of its wholly-owned subsidiary, Kerzner International North America, Inc. ("KINA"), as TCA represents a significant portion of KINA's income.

Kerzner currently anticipates that the KINA restatements for 2000, 2001 and 2002 will be completed during the third quarter of 2003. Kerzner's current independent auditors, Deloitte & Touche LLP, were appointed in 2002 to replace its prior independent auditors, Arthur Andersen LLP, and have not audited any period prior to 2002. Accordingly, the re-audits of prior years could be particularly time consuming and result in Kerzner's considering accounting matters not directly related to TCA.



                          FORWARD-LOOKING STATEMENTS

This report contains forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements regarding the intention to restate certain years of KINA's financial results, the timing of their completion and other possibilities surrounding these matters, involve risks and uncertainties, which are described in Kerzner's public filings with the Securities and Exchange Commission.





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                                  SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:   July 3, 2003                 KERZNER INTERNATIONAL NORTH AMERICA, INC.







                                     By:    /s/ John R. Allison
                                            --------------------
                                     Name:  John R. Allison
                                     Title: Chief Executive Officer







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